Exhibit 10.1

$50,000.00	November 5, 2009
New York, New York

FOR VALUE RECEIVED, PERVASIP CORP., a New York corporation (the “Maker”), promises to pay to Valens U.S. SPV I, LLC c/o Laurus Capital Management, LLC (the “Payee”), ON DEMAND, at 335 Madison Avenue, 10th Floor, New York, New York 10017, or at such other place as may be designated in writing by the holder of this Note, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00), which sum shall be payable in lawful money of the United States of America, together with interest on the unpaid principal balance computed from the date hereof at a rate equal to the "prime rate" published in the The Wall Street Journal from time to time (the "Prime Rate") plus two percent (2.0%) per annum (the "Contract Rate").  The Contract Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in the Prime Rate.  Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days and shall be paid on the first day of each month commencing on December 1, 2009.

1.           DEFAULT INTEREST.  In addition to any late payment charge which may be due under this Note, if the principal sum is not paid in full when due, the Maker shall thereafter, pay interest on the principal sum then remaining unpaid from the due date until the date on which the principal sum then outstanding is paid in full (whether before or after judgment), at a rate (calculated for the actual number of days elapsed on the basis of a 360-day year) equal to the rate initially payable hereunder plus 2% per month; provided, however, that such interest rate shall in no event exceed the maximum interest rate which the Maker may by law pay.

2.           AUTHORITY.  The Maker (and the undersigned representatives of the Maker, if any) represents that the Maker has full power, authority and legal right to execute and deliver this Note, and that this Note constitutes a valid and binding obligation of the Maker.

3.           DEFINED TERMS.  Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include, respectively, their respective successors and assigns; provided, however, that the Maker shall in no event or under any circumstance have the right to assign or transfer its obligations under this Note or the related documents, in whole or in part, to any other person, party or entity.

4.           HEADINGS, ETC.  The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

5.           ENFORCEABILITY.  The Maker acknowledges that this Note and the Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Maker under this Note or the obligations of any other person or party relating to this Note.  This Note and the instruments and documents referred to herein (collectively and as the same may be amended or otherwise modified from time to time, the “Documents”) set forth the entire agreement and understanding of the Payee and the Maker, and the Maker absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Maker hereunder or thereunder, or the obligations of any other person or party relating hereto or thereto or to the obligations of the Maker hereunder or thereunder or otherwise in any action or proceeding brought by the Payee to collect the Note, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests of the Payee in any collateral (provided, however, that the foregoing shall not be deemed a waiver of the Maker's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Maker's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Payee in any separate action or proceeding).  The Maker acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to this Note or with respect to the obligations of the Maker under this Note, except those specifically set forth in this Note and the instruments and documents being signed concurrently herewith.

6.           WAIVER.  The Maker waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, release of any party to any document related to this Note and of any available security therefor, and any and all waivers or modifications that may be granted or consented to by the Payee with regard to the time of payment or with respect to any other provisions of any of the Documents, and agrees that no such action, delay or failure to act on the part of the Payee shall be construed as a waiver by the Payee of, or otherwise affect, in whole or in part, its right to avail itself of any remedy with respect thereto.  No notice to or demand on the Maker shall be deemed to be a waiver of the obligation of the Maker or of the right of the Payee to take further action without further notice or demand as provided in any of the Documents.

7.           SECURITY INTEREST.  The Maker acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, the Maker under this Note shall constitute an “Obligation” as such term is defined in (i) the Master Security Agreement, dated as of May 28, 2008, by and among the Maker and LV Administrative Services, Inc., as administrative and collateral agent for Payee (the "Agent") (as amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”)  and (ii) the Stock Pledge Agreement, dated as of May 28, 2009 by and among the Maker, certain subsidiaries of the Maker and the Agent (as amended, restated, modified and/or supplemented from time to time, the "Stock Pledge Agreement") and shall be secured by liens and the security interests in the Collateral as such term is defined in each of the Master Security Agreement and Stock Pledge Agreement.

8.           REAFFIRMATION.   The Maker acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in (I) (a) the Securities Purchase Agreement dated as of November 30, 2005 by and between the Maker and Laurus Master Fund, Ltd. (in Liquidation) ("Laurus") (as amended, restated, modified and/or supplemented from time to time, the "2005 Purchase Agreement"), (b) the Securities Purchase Agreement dated as of May 31, 2006 by and between the Maker and Laurus (as amended, restated, modified and/or supplemented from time to time, the "2006 Purchase Agreement" and (c)  the Securities Purchase Agreement dated as of May 28, 2008 by and among the Maker, Agent, Valens Offshore SPV II, Corp. and the other purchasers from time to time party thereto (as amended, restated, modified and/or supplemented from time to time, the "2008 Purchase Agreement" and together with the 2005 Purchase Agreement, the 2006 Purchase Agreement, the "Purchase Agreements") and (II) (a) the Related Agreements referred to in the 2005 Purchase Agreement, (b) the Related Agreements referred to in the 2006 Purchase Agreement and (c) the Related Agreements referred to in the 2008 Purchase Agreement, collectively, the "Related Agreements" and together with the Purchase Agreements, the "Loan Documents") are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of this Note.

9.           AMENDMENTS.  This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by the Maker and the Payee.  No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by the Payee and, if so given by the Payee, shall only be effective in the specific instance in which given.

10.         GOVERNING LAW.  This Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

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IN WITNESS WHEREOF, the Maker has duly executed this Note the day and year first above written.

PERVASIP CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title:  CEO

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned hereby (i) acknowledges the foregoing Demand Note; (ii) consents to the terms of the Demand Note and execution thereof; (iii) reaffirms such undersigned’s obligations to the Payee and the Agent pursuant to the terms of the Loan Documents executed by any of the undersigned including the Demand Note; (iv) ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Loan Documents are in full force and effect and shall remain in full force and effect after the execution of the Demand Note and (v) acknowledges that the Payee may amend, restate, extend, renew or otherwise modify the Demand Note and any indebtedness or agreement of the Maker, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of any of the undersigned under any Related Agreement executed by any of the undersigned.

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: CEO

PERVASIP CANADA CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: CEO

AVI HOLDING CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: CEO

TELCOSOFTWARE.COM CORP.

/s/ Paul H. Riss
Name: Paul H. Riss
Title: CEO

LINE ONE, INC.

/s/ Paul H. Riss
Name: Paul H. Riss
Title: CEO

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